UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05569

Franklin Universal Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906
(Address of principal executive offices)   (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (650) 312-2000

Date of fiscal year end: 8/31_

Date of reporting period: 2/29/16

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON INVESTMENTS

Semiannual Report
February 29, 2016

Franklin Universal Trust

Contents
Semiannual Report
Franklin Universal Trust	2
Performance Summary	5
Important Notice to Shareholders	6
Financial Highlights and Statement of Investments	7
Financial Statements	17
Notes to Financial Statements	21
Annual Meeting of Shareholders	27
Dividend Reinvestment and Cash Purchase Plan	28
Shareholder Information	30

 1

Semiannual Report

Franklin Universal Trust

Dear Shareholder:

This semiannual report for Franklin Universal Trust covers the period ended February 29, 2016.

Your Fund’s Goal and Main Investments

The Fund’s primary investment objective is to provide high, current income consistent with preservation of capital. Its secondary objective is growth of income through dividend increases and capital appreciation.

Performance Overview

For the six months under review, the Fund’s cumulative total returns were -2.96% based on net asset value and +1.75% based on market price, as shown in the Performance Summary on page 5. For comparison, the Credit Suisse (CS) High Yield Index, which is designed to mirror the investable universe of the U.S. dollar-denominated high yield debt market, had a -6.31% total return,1 and utilities stocks, as measured by the Standard & Poor’s® (S&P®) 500 Utilities Index, which tracks all electric utility stocks in the broad S&P 500® Index, posted a total return of +11.27% for the same period.2

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Economic and Market Overview

The U.S. economy grew modestly during the period under review amid solid consumer spending. In the third and fourth quarters of 2015, exports slowed and state and local governments reduced their spending. Manufacturing activities mostly contracted, but the services sector expanded throughout the period. Growth in services contributed to new jobs and helped drive down the unemployment rate to 4.9% at period-end, the lowest level in nearly eight years.3 Retail sales grew modestly, driven by automobile and auto component sales. Inflation, as measured by the Consumer Price Index, remained subdued largely due to low energy prices.

In December 2015, the U.S. Federal Reserve (Fed) raised its target range for the federal funds rate to 0.25%–0.50% and maintained this rate through period-end. At the time of the increase, policymakers cited the labor market’s considerable improvement and were reasonably confident that inflation would move back to the Fed’s 2% medium-term objective. Moreover, in January 2016, the Fed indicated that given increased uncertainty arising from declining oil prices and slowing growth in China, it would monitor global economic and financial developments and their implications on the U.S. labor market and inflation.

The 10-year Treasury yield, which moves inversely to price, generally remained flat from the beginning of the period to the end of 2015, but it began to decline early in 2016. It began the period at 2.21% based partly on upbeat domestic and eurozone economic data as well as the Fed’s eventual interest rate increases. However, the yield fell to 1.74% at the end of February amid concerns about a slowing global economy.

Investment Strategy

We invest primarily in two asset classes: high yield bonds and utility stocks. Within the high yield portion of the portfolio, we use fundamental research to invest in a diversified portfolio of bonds. Within the utility portion of the portfolio, we focus on companies with attractive dividend yields and with a history of increasing their dividends.

Manager’s Discussion

During the six-month period ended February 29, 2016, the Fund’s primary asset classes, high yield corporate bonds and utility stocks, continued to experience divergent returns. While the U.S. economy grew modestly, weakness in commodity prices, particularly oil, and concerns over China’s moderating economy contributed to investor risk aversion. Although the commodity price decline generally helped ease any concerns of

1. Source: Credit Suisse Group.
2. Source: Morningstar.
The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the
Fund’s portfolio.
3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 8.

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FRANKLIN UNIVERSAL TRUST

inflationary pressures, it also added to fears about global economic growth. The yield on the 10-year Treasury note declined in this environment and amid negative yields in Europe and Japan, as investors sought safety in U.S. Treasuries. High yield corporate bonds, which are sensitive to growth expectations, generated negative returns for most of the period. The energy sector, despite significant declines over the period, remained the largest industry in the CS High Yield Index, and due to oil and natural gas price weakness, energy was among the worst performing sectors. Lower commodity prices also led to weak returns for the metals and mining and utilities sectors. Moreover, utilities also suffered from weak demand due to mild winter conditions.

Overall, high yield bonds declined 6.31%, as measured by the CS High Yield Index, as spreads over Treasuries widened from 6.2 to 8.3 percentage points. Conversely, utility stocks benefited from the overall interest rate decline as well as beliefs that challenges to global growth would limit Fed rate increases. In addition, many utility stocks are regulated and thus less exposed to commodity prices. Utility stocks generated a double-digit total return in this environment.

Portfolio Breakdown
2/29/16
% of Total
Investments*
Corporate Bonds	61.4%
Utilities Common Stocks	33.8%
Natural Resources Common Stocks	1.2%
Materials Common Stocks	0.5%
Senior Floating Rate Interests	0.3%
Convertible Preferred Stocks	0.1%
Short-Term Investments & Other Net Assets	2.7%

*Percentage of total investments of the Fund. Total investments of the Fund include long-term and short-term investments and other net assets, excluding long-term debt issued by the Fund.

High Yield Corporate Bonds

The Fund benefited from its overweighted position in the food and beverage sector and its underweighted position in high yield utilities relative to the CS High Yield Index.4 In general, food and beverage is considered a defensive sector, as demand should be largely immune to economic weakness. Consequently, in a period when concerns about global economic growth led to risk aversion, the sector offered investors a

Top 10 Holdings*
Based on Total Investments**
2/29/16 vs. 8/31/15
Issuer	2/29/16
Dominion Resources Inc.	2.8%
NextEra Energy Inc.	2.5%
Duke Energy Corp.	2.3%
Edison International	2.2%
Sempra Energy	2.1%
Pinnacle West Capital Corp.	2.1%
American Electric Power Co. Inc.	2.0%
The Southern Co.	1.8%
CenterPoint Energy Inc.	1.4%
Consolidated Edison Inc.	1.3%
Issuer	8/31/15
Dominion Resources Inc.	2.9%
Duke Energy Corp.	2.4%
NextEra Energy Inc.	2.1%
Sempra Energy	2.0%
Edison International	1.8%
Pinnacle West Capital Corp.	1.7%
American Electric Power Co. Inc.	1.7%
The Southern Co.	1.6%
Entergy Corp.	1.4%
CenterPoint Energy Inc.	1.3%

*Excludes money market funds.
**Percentage of total investments of the Fund. Total investments of the Fund include long-term and short-term investments and other net assets, excluding long-term debt issued by the Fund.

perceived safe haven. High yield utilities have more commodity exposure than the regulated utilities that make up the majority of the Fund’s equity investments. With low natural gas prices and lackluster demand due to warmer than average winter conditions, several high yield energy holdings generated weaker earnings.

In contrast, detracting from the Fund’s performance in the high yield bond sector were overweighted positions in the energy sector and metals and mining sector relative to the CS High Yield Index.5 Energy bonds lost value as oil prices steadily declined, and lower natural gas prices further pressured the sector. Investors seemed particularly concerned about energy companies’ liquidity profiles as bank regulators increased their focus on each bank’s energy exposure. Metals and mining

4. Food and beverage holdings are in food, beverage and tobacco in the SOI.
5. Metals and mining holdings are in materials in the SOI.
See www.franklintempletondatasources.com for additional data provider information.

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underperformed amid weak commodity pricing. Oversupply in many commodities coupled with concerns over China’s moderating growth led to falling prices and lowered cash flow generation.

Utility Stocks

The utilities sector, as measured by the S&P 500 Utilities Index, rose 11.27% over the six-month period, outperforming the S&P 500 Index’s -0.92% total return.2 Utility stocks benefited from their perceived higher quality and their domestic U.S. focus, which helped protect them from the effects of slowing foreign economic growth. Furthermore, many utilities are regulated, which limited exposure to the weaker commodity prices experienced during the period under review. Finally, although the Fed raised short-term rates during the period, the market expected the Fed to reassess and possibly hold off on further increases due to slow economic growth. Expectations for continued low short-term rates combined with a decline in Treasury yields provided support for the utilities sector.

Thank you for your continued participation in Franklin Universal Trust. We look forward to serving your future investment needs.

Sincerely,

The foregoing information reflects our analysis, opinion and portfolio holdings as of February 29, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warrant as to their completeness or accuracy. Although historical performance is no guarantee of future result, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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Performance Summary as of February 29, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

Share Prices

Symbol: FT	2/29/16	8/31/15		Change
Net Asset Value (NAV)	$6.66	$7.11	-$	0.45
Market Price (NYSE)	$5.96	$6.10	-$	0.14

Distributions[1] (9/1/15–2/29/16)

	Dividend
	Income
	$0.2370

Performance[2]

Average Annual
	Cumulative Total Return[3]		Average Annual Total Return[3]		Total Return (3/31/16)[4]
	Based on	Based on	Based on	Based on	Based on	Based on
	NAV[5]	market price[6]	NAV[5]	market price[6]	NAV[5]	market price[6]
6-Month	-2.96%	+1.75%	-2.96%	+1.75%
1-Year	-11.48%	-11.42%	-11.48%	-11.42%	-3.02%	-6.82%
5-Year	+27.82%	+29.59%	+5.03%	+5.32%	+6.59%	+6.17%
10-Year	+82.20%	+97.63%	+6.18%	+7.05%	+7.15%	+7.51%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

All investments involve risks, including possible loss of principal. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Investments in lower rated bonds include higher risk of default and loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. In addition to having sensitivity to other factors, securities issued by utility companies have historically been sensitive to interest rate changes. When interest rates fall, utility securities prices, and thus a utilities fund’s share price, tend to rise; when interest rates rise, their prices generally fall. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
3. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Assumes reinvestment of distributions based on net asset value.
6. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.

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Important Notice to Shareholders

The Fund’s Board previously authorized an open-market share repurchase program, pursuant to which the Fund may purchase Fund shares, from time to time, up to 10% of the Fund’s common shares in open-market transactions, at the discretion of management. This authorization remains in effect.

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Financial Highlights
	Six Months Ended
	February 29, 2016		Year Ended August 31,
	(unaudited)	2015	2014	2013	2012	2011
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$7.11	$8.34	$7.61	$7.47	$6.87	$6.57
Income from investment operations:
Net investment income[a]	0.21	0.45	0.47	0.43	0.45	0.45
Net realized and unrealized gains (losses)	(0.42)	(1.21)	0.73	0.17	0.61	0.31
Total from investment operations	(0.21)	(0.76)	1.20	0.60	1.06	0.76
Less distributions from net investment income	(0.24)	(0.47)	(0.47)	(0.46)	(0.46)	(0.46)
Net asset value, end of period	$6.66	$7.11	$8.34	$7.61	$7.47	$6.87
Market value, end of period[b]	$5.96	$6.10	$7.39	$6.76	$7.38	$6.33

Total return (based on market value per share)[c]	1.75%	(11.57)%	16.71%	(2.45)%	24.47%	9.01%

Ratios to average net assets[d]
Expenses	2.18%[e]	1.97%[e]	1.97%[e]	2.34%	2.46%	2.51%
Net investment income	6.27%	5.63%	5.76%	5.58%	6.20%	6.41%

Supplemental data
Net assets, end of period (000’s)	$167,489	$178,747	$209,674	$191,223	$187,729	$172,758
Portfolio turnover rate	9.07%	20.30%	18.25%	21.95%	19.40%	41.60%
Total debt outstanding at end of period (000’s)	$60,000	$60,000	$60,000	$60,000	$42,000	$42,000
Asset coverage per $1,000 of debt	$3,791	$3,979	$4,495	$4,187	$5,470	$5,113
Average amount of senior fixed rate Notes per share
during the period	$2.39	$2.39	$2.39	$1.68	$1.67	$1.67

aBased on average daily shares outstanding.
bBased on the last sale on the New York Stock Exchange.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

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FRANKLIN UNIVERSAL TRUST

Statement of Investments, February 29, 2016 (unaudited)
	Country	Shares	Value
Common Stocks 48.3%
Energy 1.6%
Spectra Energy Corp	United States	92,350	$2,696,620
Materials 0.7%
BHP Billiton PLC, ADR	Australia	25,185	505,967
Freeport-McMoRan Inc., B	United States	80,380	613,299
[a] South32 Ltd., ADR	Australia	10,074	44,729
			1,163,995
Transportation 0.0%†
[a] CEVA Holdings LLC	United Kingdom	179	80,743
Utilities 46.0%
Alliant Energy Corp	United States	40,000	2,718,000
American Electric Power Co. Inc	United States	75,000	4,631,250
CenterPoint Energy Inc	United States	169,800	3,163,374
CMS Energy Corp	United States	65,000	2,571,400
Consolidated Edison Inc	United States	42,000	2,940,420
Dominion Resources Inc	United States	90,000	6,292,800
DTE Energy Co	United States	25,000	2,103,000
Duke Energy Corp	United States	70,060	5,204,057
Edison International	United States	75,000	5,112,000
Entergy Corp	United States	30,000	2,166,300
Exelon Corp	United States	55,000	1,731,950
FirstEnergy Corp	United States	60,000	2,008,200
Great Plains Energy Inc	United States	70,000	2,053,800
NextEra Energy Inc	United States	50,000	5,641,000
PG&E Corp	United States	50,000	2,836,500
Pinnacle West Capital Corp	United States	70,000	4,818,100
PPL Corp	United States	80,000	2,799,200
Public Service Enterprise Group Inc	United States	45,000	1,919,700
Sempra Energy	United States	50,000	4,825,500
The Southern Co	United States	87,250	4,203,705
WEC Energy Group Inc	United States	40,000	2,254,000
Westar Energy Inc	United States	60,000	2,607,600
Xcel Energy Inc	United States	60,000	2,372,400
			76,974,256
Total Common Stocks (Cost $44,431,082)			80,915,614
Convertible Preferred Stocks 0.1%
Transportation 0.1%
[a] CEVA Holdings LLC, cvt. pfd., A-1	United Kingdom	6	3,672
[a] CEVA Holdings LLC, cvt. pfd., A-2	United Kingdom	388	174,785
Total Convertible Preferred Stocks (Cost $587,093)			178,457

		Principal
		Amount*
Corporate Bonds 83.3%
Automobiles & Components 2.0%
Fiat Chrysler Automobiles NV, senior note, 5.25%, 4/15/23	United Kingdom	2,000,000	1,895,000
The Goodyear Tire & Rubber Co., senior note,
6.50%, 3/01/21	United States	1,100,000	1,162,568
5.125%, 11/15/23	United States	300,000	309,750
			3,367,318

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STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Banks 3.8%
CIT Group Inc., senior note,
5.375%, 5/15/20	United States	500,000	$517,500
5.00%, 8/15/22	United States	1,200,000	1,207,500
[b] 144A, 6.625%, 4/01/18	United States	300,000	316,125
[c] Citigroup Inc., junior sub. bond, M, 6.30% to 5/15/24, FRN thereafter, Perpetual	United States	1,100,000	1,032,625
[c] JPMorgan Chase & Co., junior sub. bond,
R, 6.00% to 8/01/23, FRN thereafter, Perpetual	United States	900,000	893,250
V, 5.00% to 7/30/19, FRN thereafter, Perpetual	United States	1,100,000	1,029,875
Royal Bank of Scotland Group PLC, sub. note,
6.125%, 12/15/22	United Kingdom	900,000	947,813
5.125%, 5/28/24	United Kingdom	400,000	382,750
			6,327,438
Capital Goods 2.4%
[b] Bombardier Inc., senior bond, 144A, 7.50%, 3/15/25	Canada	1,700,000	1,207,000
Navistar International Corp., senior bond, 8.25%, 11/01/21	United States	800,000	488,000
Oshkosh Corp., senior note, 5.375%, 3/01/22	United States	500,000	506,250
TransDigm Inc.,
senior sub. bond, 6.50%, 7/15/24	United States	500,000	490,000
[b] senior sub. bond, 144A, 6.50%, 5/15/25	United States	100,000	96,375
senior sub. note, 6.00%, 7/15/22	United States	700,000	686,000
[b] Zachry Holdings Inc., senior note, 144A, 7.50%, 2/01/20	United States	600,000	576,000
			4,049,625
Commercial & Professional Services 1.1%
[b] Acosta Inc., senior note, 144A, 7.75%, 10/01/22	United States	500,000	442,500
United Rentals North America Inc., senior bond, 5.75%, 11/15/24	United States	1,400,000	1,371,720
			1,814,220
Consumer Durables & Apparel 2.8%
[b] Jarden Corp., senior note, 144A, 5.00%, 11/15/23	United States	700,000	728,000
KB Home,
senior bond, 7.50%, 9/15/22	United States	1,100,000	1,047,750
senior note, 4.75%, 5/15/19	United States	200,000	192,000
senior note, 7.00%, 12/15/21	United States	300,000	286,500
[b] Taylor Morrison Communities Inc./Monarch Communities Inc., senior note, 144A,
5.25%, 4/15/21	United States	400,000	374,000
5.875%, 4/15/23	United States	500,000	462,500
5.625%, 3/01/24	United States	1,000,000	900,000
Toll Brothers Finance Corp., senior bond, 5.625%, 1/15/24	United States	700,000	714,000
			4,704,750
Consumer Services 5.5%
[b] 1011778 BC ULC/New Red Finance Inc.,
secured note, second lien, 144A, 6.00%, 4/01/22	Canada	1,000,000	1,045,000
senior secured note, first lien, 144A, 4.625%, 1/15/22	Canada	500,000	510,000
[b] 24 Hour Holdings III LLC, senior note, 144A, 8.00%, 6/01/22	United States	1,000,000	765,000
[b,d] Fontainebleau Las Vegas, senior secured bond, first lien, 144A, 11.00%, 6/15/15	United States	1,600,000	3,160
[b] International Game Technology PLC, senior secured bond, 144A, 6.50%, 2/15/25	United States	2,200,000	1,974,500
[b] Landry’s Inc., senior note, 144A, 9.375%, 5/01/20	United States	900,000	947,250
MGM Resorts International, senior note,
6.875%, 4/01/16	United States	1,200,000	1,204,470
7.50%, 6/01/16	United States	800,000	810,600

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STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Consumer Services (continued)
[b] Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., senior bond, 144A,
5.50%, 3/01/25	United States	1,300,000	$1,246,375
[b] Wynn Macau Ltd., senior note, 144A, 5.25%, 10/15/21	Macau	800,000	742,000
			9,248,355
Diversified Financials 4.4%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, senior note,
4.25%, 7/01/20	Netherlands	800,000	803,000
4.625%, 10/30/20	Netherlands	200,000	203,375
5.00%, 10/01/21	Netherlands	500,000	514,375
Ally Financial Inc., senior note, 5.50%, 2/15/17	United States	600,000	612,750
Deutsche Bank AG, sub. bond, 4.296% to 5/24/23, FRN thereafter, 5/24/28	Germany	900,000	769,725
E*TRADE Financial Corp., senior note,
5.375%, 11/15/22	United States	300,000	312,567
4.625%, 9/15/23	United States	400,000	393,000
Navient Corp., senior note,
8.45%, 6/15/18	United States	900,000	961,317
5.50%, 1/15/19	United States	800,000	794,000
4.875%, 6/17/19	United States	800,000	762,000
[b] Neuberger Berman Group LLC/Finance Corp., senior note, 144A, 5.875%, 3/15/22	United States	700,000	728,875
[b] OneMain Financial Holdings Inc., senior note, 144A, 7.25%, 12/15/21	United States	600,000	563,250
			7,418,234
Energy 8.1%
BreitBurn Energy Partners LP/BreitBurn Finance Corp.,
senior bond, 7.875%, 4/15/22	United States	700,000	73,500
senior note, 8.625%, 10/15/20	United States	600,000	64,500
California Resources Corp.,
[b] secured note, second lien, 144A, 8.00%, 12/15/22	United States	615,000	155,287
senior bond, 6.00%, 11/15/24	United States	138,000	18,285
senior note, 5.50%, 9/15/21	United States	92,000	12,880
[b] Calumet Specialty Products Partners LP/Calumet Finance Corp., senior note, 144A,
7.75%, 4/15/23	United States	800,000	452,000
CGG SA, senior note,
6.50%, 6/01/21	France	600,000	205,500
6.875%, 1/15/22	France	300,000	108,000
Chaparral Energy Inc.,
senior bond, 8.25%, 9/01/21	United States	200,000	15,000
senior bond, 7.625%, 11/15/22	United States	300,000	22,500
senior note, 9.875%, 10/01/20	United States	800,000	72,000
CHC Helicopter SA, senior secured note, first lien, 9.25%, 10/15/20	Canada	1,350,000	486,000
[b] Chesapeake Energy Corp., secured note, second lien, 144A, 8.00%, 12/15/22	United States	1,206,000	476,370
Clayton Williams Energy Inc., senior note, 7.75%, 4/01/19	United States	500,000	252,500
Compressco Partners LP/Finance Corp., senior note, 7.25%, 8/15/22	United States	300,000	172,500
CONSOL Energy Inc., senior note,
5.875%, 4/15/22	United States	800,000	526,000
8.00%, 4/01/23	United States	800,000	540,000
[b] Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., senior note,
144A, 6.25%, 4/01/23	United States	500,000	343,750

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STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*		Value
Corporate Bonds (continued)
Energy (continued)
Energy Transfer Equity LP,
senior note, first lien, 7.50%, 10/15/20	United States	1,500,000		$1,380,000
senior secured bond, first lien, 5.875%, 1/15/24	United States	200,000		166,000
Energy XXI Gulf Coast Inc., senior note, 9.25%, 12/15/17	United States	1,300,000		32,906
[b] EnQuest PLC, senior note, 144A, 7.00%, 4/15/22	United Kingdom	600,000		144,000
EPL Oil & Gas Inc., senior note, 8.25%, 2/15/18	United States	800,000		27,000
[b] Ferrellgas LP/Ferrellgas Finance Corp., senior note, 144A, 6.75%, 6/15/23	United States	900,000		650,250
[b,e] Goodrich Petroleum Corp., secured note, second lien, 144A, 8.875%, 3/15/18	United States	600	[f]	90,000
[e] Halcon Resources Corp.,
senior note, 9.75%, 7/15/20	United States	800,000		92,000
[b] senior secured note, third lien, 144A, 13.00%, 2/15/22	United States	520,000		80,600
[b] Linn Energy LLC/Finance Corp., senior secured note, second lien, 144A,
12.00%, 12/15/20	United States	1,100,000		133,375
Martin Midstream Partners LP/Martin Midstream Finance Corp., senior note,
7.25%, 2/15/21	United States	1,000,000		805,000
Memorial Resource Development Corp., senior note, 5.875%, 7/01/22	United States	500,000		342,500
Midstates Petroleum Co. Inc./LLC, senior note, 9.25%, 6/01/21	United States	700,000		19,250
[b] Murray Energy Corp., secured note, second lien, 144A, 11.25%, 4/15/21	United States	700,000		85,750
Oasis Petroleum Inc.,
senior bond, 6.875%, 1/15/23	United States	200,000		116,500
senior note, 7.25%, 2/01/19	United States	200,000		123,000
senior note, 6.50%, 11/01/21	United States	400,000		245,000
senior note, 6.875%, 3/15/22	United States	400,000		236,000
PBF Holding Co. LLC, first lien, 8.25%, 2/15/20	United States	1,200,000		1,206,000
[b,e] Peabody Energy Corp., secured note, second lien, 144A, 10.00%, 3/15/22	United States	1,700,000		68,000
Penn Virginia Corp., senior note, 8.50%, 5/01/20	United States	700,000		63,000
QEP Resources Inc., senior bond,
5.375%, 10/01/22	United States	700,000		486,500
5.25%, 5/01/23	United States	400,000		282,000
Sabine Pass Liquefaction LLC, first lien,
5.625%, 2/01/21	United States	1,000,000		959,375
6.25%, 3/15/22	United States	200,000		191,500
5.625%, 4/15/23	United States	500,000		463,750
Sanchez Energy Corp., senior note,
7.75%, 6/15/21	United States	900,000		369,000
6.125%, 1/15/23	United States	300,000		108,000
[b] Ultra Petroleum Corp., senior bond, 144A, 6.125%, 10/01/24	United States	1,100,000		60,500
W&T Offshore Inc., senior note, 8.50%, 6/15/19	United States	1,200,000		153,000
WPX Energy Inc., senior note, 8.25%, 8/01/23	United States	600,000		373,500
				13,549,828
Food, Beverage & Tobacco 3.3%
Constellation Brands Inc.,
senior bond, 4.75%, 11/15/24	United States	400,000		420,500
senior note, 4.25%, 5/01/23	United States	500,000		520,625
senior note, 4.75%, 12/01/25	United States	100,000		104,875
Cott Beverages Inc., senior note, 6.75%, 1/01/20	United States	600,000		633,000
[b] Dole Food Co. Inc., senior secured note, 144A, 7.25%, 5/01/19	United States	300,000		294,750
[b] JBS USA LLC/Finance Inc.,
senior bond, 144A, 5.875%, 7/15/24	United States	900,000		801,000
senior note, 144A, 8.25%, 2/01/20	United States	300,000		302,400
senior note, 144A, 7.25%, 6/01/21	United States	700,000		680,750

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Semiannual Report 11

FRANKLIN UNIVERSAL TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Food, Beverage & Tobacco (continued)
Post Holdings Inc., senior note,
7.375%, 2/15/22	United States	800,000	$851,000
[b] 144A, 6.75%, 12/01/21	United States	500,000	531,250
[b] 144A, 6.00%, 12/15/22	United States	300,000	312,750
[b] 144A, 7.75%, 3/15/24	United States	100,000	109,750
			5,562,650
Health Care Equipment & Services 5.6%
[b] Acadia Healthcare Co. Inc., senior note, 144A, 6.50%, 3/01/24	United States	400,000	414,000
CHS/Community Health Systems Inc.,
senior note, 8.00%, 11/15/19	United States	900,000	855,000
senior note, 7.125%, 7/15/20	United States	400,000	362,000
senior note, 6.875%, 2/01/22	United States	200,000	172,500
senior secured note, first lien, 5.125%, 8/15/18	United States	600,000	605,250
DaVita HealthCare Partners Inc.,
senior bond, 5.125%, 7/15/24	United States	400,000	407,750
senior note, 5.75%, 8/15/22	United States	500,000	528,125
HCA Inc.,
senior bond, 5.875%, 5/01/23	United States	800,000	844,000
senior bond, 5.875%, 2/15/26	United States	1,400,000	1,437,625
senior secured bond, first lien, 5.875%, 3/15/22	United States	600,000	645,000
Tenet Healthcare Corp., senior note,
5.00%, 3/01/19	United States	1,100,000	1,056,000
5.50%, 3/01/19	United States	400,000	387,000
8.125%, 4/01/22	United States	1,000,000	988,120
[b] Vizient Inc., senior note, 144A, 10.375%, 3/01/24	United States	600,000	636,000
			9,338,370
Materials 13.1%
ArcelorMittal, senior note,
6.50%, 3/01/21	Luxembourg	900,000	812,812
6.125%, 6/01/25	Luxembourg	300,000	244,500
[b] Ardagh Packaging Finance PLC, senior note, 144A, 9.125%, 10/15/20	Luxembourg	500,000	517,500
[b] Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., senior note, 144A,
6.25%, 1/31/19	Luxembourg	200,000	196,500
7.00%, 11/15/20	Luxembourg	88,235	82,224
6.75%, 1/31/21	Luxembourg	400,000	377,250
6.00%, 6/30/21	Luxembourg	500,000	460,000
[b] Barminco Finance Pty. Ltd., senior note, 144A, 9.00%, 6/01/18	Australia	800,000	613,000
[b] Blue Cube Spinco Inc., senior bond, 144A, 10.00%, 10/15/25	United States	800,000	890,000
[b] BlueScope Steel Ltd./BlueScope Steel Finance, senior note, 144A,
7.125%, 5/01/18	Australia	1,400,000	1,361,500
[b] Cemex Finance LLC, senior secured note, first lien, 144A, 6.00%, 4/01/24	Mexico	600,000	542,250
[b] Cemex SAB de CV, first lien, 144A, 5.70%, 1/11/25	Mexico	1,100,000	963,875
[b] The Chemours Co.,
senior bond, 144A, 7.00%, 5/15/25	United States	200,000	145,500
senior note, 144A, 6.625%, 5/15/23	United States	1,100,000	800,250
[b] Eldorado Gold Corp., senior note, 144A, 6.125%, 12/15/20	Canada	1,000,000	841,250
[b] First Quantum Minerals Ltd., senior note, 144A,
6.75%, 2/15/20	Canada	631,000	331,275
7.00%, 2/15/21	Canada	1,131,000	588,120
[b] FMG Resources (August 2006) Pty. Ltd., senior secured note, 144A, 9.75%, 3/01/22	Australia	1,800,000	1,693,125

12 Semiannual Report

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FRANKLIN UNIVERSAL TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Materials (continued)
[b] NOVA Chemicals Corp., senior bond, 144A, 5.00%, 5/01/25	Canada	1,100,000	$1,078,000
Novelis Inc., senior note, 8.75%, 12/15/20	Canada	700,000	652,750
[b] Owens-Brockway Glass Container Inc., senior note, 144A,
5.00%, 1/15/22	United States	1,000,000	985,000
5.875%, 8/15/23	United States	500,000	515,938
[b] Platform Specialty Products Corp., senior note, 144A,
10.375%, 5/01/21	United States	200,000	183,000
6.50%, 2/01/22	United States	900,000	733,500
[b] Rain CII Carbon LLC/CII Carbon Corp., second lien, 144A, 8.25%, 1/15/21	United States	500,000	367,500
Reynolds Group Issuer Inc./LLC/SA,
first lien, 5.75%, 10/15/20	United States	500,000	515,000
senior note, 8.50%, 5/15/18	United States	1,000,000	997,500
senior note, 9.00%, 4/15/19	United States	200,000	201,260
senior note, 9.875%, 8/15/19	United States	100,000	103,125
senior note, 8.25%, 2/15/21	United States	1,000,000	987,500
[b] Sealed Air Corp.,
senior bond, 144A, 5.50%, 9/15/25	United States	400,000	421,500
senior note, 144A, 6.50%, 12/01/20	United States	400,000	450,000
Steel Dynamics Inc.,
senior bond, 5.50%, 10/01/24	United States	900,000	846,000
senior note, 5.125%, 10/01/21	United States	400,000	392,000
[b,g] Summit Materials LLC/Summit Materials Finance Corp., senior note, 144A,
8.50%, 4/15/22	United States	1,000,000	1,000,000
[d] Verso Paper Holdings LLC/Inc., senior secured note, first lien, 11.75%, 1/15/19	United States	216,000	31,320
			21,921,824
Media 9.1%
Cablevision Systems Corp., senior note, 8.625%, 9/15/17	United States	700,000	745,850
CCO Holdings LLC/CCO Holdings Capital Corp., senior bond, 5.25%, 9/30/22	United States	1,700,000	1,723,375
[b] CCOH Safari LLC, senior bond, 144A, 5.75%, 2/15/26	United States	500,000	502,565
[e] Clear Channel Worldwide Holdings Inc.,
senior note, 6.50%, 11/15/22	United States	500,000	483,125
senior sub. note, 7.625%, 3/15/20	United States	700,000	618,625
CSC Holdings LLC, senior note,
6.75%, 11/15/21	United States	700,000	712,250
5.25%, 6/01/24	United States	700,000	603,750
DISH DBS Corp., senior note, 6.75%, 6/01/21	United States	700,000	714,875
Gannett Co. Inc.,
senior bond, 6.375%, 10/15/23	United States	900,000	967,500
senior note, 5.125%, 7/15/20	United States	800,000	838,000
[e] iHeartCommunications Inc.,
senior secured bond, first lien, 9.00%, 3/01/21	United States	1,300,000	890,500
senior secured note, first lien, 9.00%, 9/15/22	United States	100,000	67,375
[b] Radio One Inc., senior sub. note, 144A, 9.25%, 2/15/20	United States	500,000	366,250
[b] Sirius XM Radio Inc., senior bond, 144A,
6.00%, 7/15/24	United States	800,000	842,000
5.375%, 4/15/25	United States	700,000	700,000
[b] Unitymedia KabelBW GmbH, senior bond, 144A, 6.125%, 1/15/25	Germany	600,000	616,875
[b] Univision Communications Inc., senior secured bond, first lien, 144A, 6.75%,
9/15/22	United States	358,000	381,700
[b] Virgin Media Finance PLC, senior bond, 144A, 6.375%, 4/15/23	United Kingdom	300,000	313,125

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Semiannual Report 13

FRANKLIN UNIVERSAL TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Media (continued)
[b] Virgin Media Secured Finance PLC, senior secured bond,
144A, 5.25%, 1/15/26	United Kingdom	500,000	$502,187
first lien, 144A, 5.50%, 1/15/25	United Kingdom	800,000	806,500
[b] VTR Finance BV, senior secured note, 144A, 6.875%, 1/15/24	Chile	600,000	565,500
[b] WMG Acquisition Corp.,
secured note, 144A, 6.00%, 1/15/21	United States	1,190,000	1,213,800
senior note, 144A, 5.625%, 4/15/22	United States	100,000	99,500
			15,275,227
Pharmaceuticals, Biotechnology & Life Sciences 3.5%
[b] Concordia Healthcare Corp., senior note, 144A, 7.00%, 4/15/23	Canada	1,000,000	875,000
[b] Endo Finance LLC/Endo Ltd./Endo Finco Inc.,
senior bond, 144A, 6.00%, 2/01/25	United States	600,000	600,000
senior note, 144A, 6.00%, 7/15/23	United States	700,000	717,500
[b] Horizon Pharma Financing Inc., senior note, 144A, 6.625%, 5/01/23	United States	1,500,000	1,327,500
[b] Jaguar Holding Co. II/Pharmaceutical Product Development LLC, senior note,
144A, 6.375%, 8/01/23	United States	500,000	511,250
[b] Valeant Pharmaceuticals International, senior note, 144A, 6.375%, 10/15/20	United States	1,100,000	1,014,750
[b] Valeant Pharmaceuticals International Inc.,
senior bond, 144A, 6.125%, 4/15/25	United States	300,000	243,000
senior note, 144A, 5.625%, 12/01/21	United States	700,000	602,434
			5,891,434
Real Estate 1.3%
Equinix Inc., senior bond,
5.375%, 4/01/23	United States	1,300,000	1,397,110
5.875%, 1/15/26	United States	200,000	209,500
MPT Operating Partnership LP/MPT Finance Corp., senior note, 6.375%, 3/01/24	United States	600,000	618,000
			2,224,610
Retailing 1.8%
[b] American Builders & Contractors Supply Co. Inc., senior note, 144A,
5.625%, 4/15/21	United States	900,000	924,750
[b] Argos Merger Sub Inc., senior note, 144A, 7.125%, 3/15/23	United States	300,000	307,500
[b] Dollar Tree Inc., senior note, 144A, 5.75%, 3/01/23	United States	500,000	534,375
Netflix Inc., senior bond, 5.875%, 2/15/25	United States	1,100,000	1,157,750
			2,924,375
Semiconductors & Semiconductor Equipment 1.1%
[b] Microsemi Corp., senior note, 144A, 9.125%, 4/15/23	United States	500,000	531,250
[b] Qorvo Inc., senior bond, 144A, 7.00%, 12/01/25	United States	1,300,000	1,342,250
			1,873,500
Software & Services 2.7%
[b] BMC Software Finance Inc., senior note, 144A, 8.125%, 7/15/21	United States	1,900,000	1,213,625
[b] First Data Corp.,
second lien, 144A, 5.75%, 1/15/24	United States	1,700,000	1,714,875
senior note, 144A, 7.00%, 12/01/23	United States	400,000	400,400
[b] Infor (U.S.) Inc., senior note, 144A, 6.50%, 5/15/22	United States	1,400,000	1,218,000
			4,546,900

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FRANKLIN UNIVERSAL TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Technology Hardware & Equipment 1.3%
[b] Blackboard Inc., senior note, 144A, 7.75%, 11/15/19	United States	1,100,000	$891,000
[b,h] CommScope Holdings Co. Inc., senior note, 144A, PIK, 6.625%, 6/01/20	United States	400,000	409,500
[b] CommScope Technologies Finance LLC, senior bond, 144A, 6.00%, 6/15/25	United States	900,000	895,500
			2,196,000
Telecommunication Services 7.0%
CenturyLink Inc., senior bond,
6.75%, 12/01/23	United States	300,000	295,125
5.625%, 4/01/25	United States	1,000,000	883,750
[b] Digicel Group Ltd., senior note, 144A, 8.25%, 9/30/20	Bermuda	900,000	696,937
[b] Digicel Ltd., senior note, 144A,
6.00%, 4/15/21	Bermuda	500,000	428,437
6.75%, 3/01/23	Bermuda	300,000	255,719
Intelsat Jackson Holdings SA,
senior bond, 6.625%, 12/15/22	Luxembourg	500,000	253,750
senior note, 7.25%, 10/15/20	Luxembourg	200,000	139,000
senior note, 7.50%, 4/01/21	Luxembourg	1,500,000	1,010,895
[b] Millicom International Cellular SA, senior note, 144A, 6.625%, 10/15/21	Luxembourg	900,000	850,500
[b] Sprint Communications Inc., senior note, 144A,
9.00%, 11/15/18	United States	2,000,000	2,086,200
7.00%, 3/01/20	United States	500,000	493,750
Sprint Corp., senior bond,
7.875%, 9/15/23	United States	500,000	371,505
7.125%, 6/15/24	United States	500,000	358,750
T-Mobile USA Inc.,
senior bond, 6.50%, 1/15/24	United States	200,000	206,000
senior bond, 6.375%, 3/01/25	United States	500,000	508,125
senior note, 6.542%, 4/28/20	United States	800,000	832,000
senior note, 6.125%, 1/15/22	United States	100,000	103,500
[b] Wind Acquisition Finance SA,
senior note, 144A, 7.375%, 4/23/21	Italy	1,700,000	1,557,625
senior secured note, first lien, 144A, 4.75%, 7/15/20	Italy	300,000	290,625
			11,622,193
Transportation 1.5%
[b] Florida East Coast Holdings Corp.,
secured note, first lien, 144A, 6.75%, 5/01/19	United States	400,000	401,000
senior note, 144A, 9.75%, 5/01/20	United States	200,000	129,000
Hertz Corp., senior note,
7.50%, 10/15/18	United States	600,000	609,000
6.75%, 4/15/19	United States	1,000,000	1,000,110
[b] Stena International SA, secured bond, 144A, 5.75%, 3/01/24	Sweden	500,000	389,375
			2,528,485
Utilities 1.9%
Calpine Corp.,
senior bond, 5.75%, 1/15/25	United States	1,300,000	1,174,875
[b] senior secured bond, first lien, 144A, 7.875%, 1/15/23	United States	292,000	310,250
[b] InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	1,000,000	690,000
NRG Yield Operating LLC, senior bond, 5.375%, 8/15/24	United States	600,000	531,000
PPL Energy Supply LLC, senior bond, 6.50%, 6/01/25	United States	400,000	278,000

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Semiannual Report 15

FRANKLIN UNIVERSAL TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Utilities (continued)
[b,d] Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings
Finance Inc., senior secured note, first lien, 144A, 11.50%, 10/01/20	United States	700,000	$206,500
			3,190,625
Total Corporate Bonds (Cost $169,323,629)			139,575,961
[i,j] Senior Floating Rate Interests (Cost $765,759) 0.5%
Household & Personal Products 0.5%
Sun Products Corp., Tranche B Term Loan, 5.50%, 3/23/20	United States	770,664	733,569

		Shares
Escrows and Litigation Trusts (Cost $—) 0.0%
[a,k] NewPage Corp., Litigation Trust	United States	1,200,000	—
Total Investments before Short Term Investments
(Cost $215,107,563)			221,403,601
Short Term Investments (Cost $3,865,586) 2.3%
Money Market Funds 2.3%
[a,l] Institutional Fiduciary Trust Money Market Portfolio	United States	3,865,586	3,865,586
Total Investments (Cost $218,973,149) 134.5%			225,269,187
Notes Payable (35.8)%			(60,000,000)
Other Assets, less Liabilities 1.3%			2,219,708
Net Assets 100.0%			$167,488,895

See Abbreviations on page 26.

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At
February 29, 2016, the aggregate value of these securities was $68,558,878, representing 40.93% of net assets.
cPerpetual security with no stated maturity date.
dSee Note 8 regarding defaulted securities.
eAt February 29, 2016, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at period end.
fPrincipal amount is stated in 1,000 Units.
gSecurity purchased on a when-issued basis. See Note 1(b).
hIncome may be received in additional securities and/or cash.
iSee Note 1(c) regarding senior floating rate interests.
jThe coupon rate shown represents the rate at period end.
kSecurity has been deemed illiquid because it may not be able to be sold within seven days.
lSee Note 4(c) regarding investments in affiliated management investment companies.

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FRANKLIN UNIVERSAL TRUST

Financial Statements

Statement of Assets and Liabilities
February 29, 2016 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$215,107,563
Cost - Non-controlled affiliates (Note 4c)	3,865,586
Total cost of investments	$218,973,149
Value - Unaffiliated issuers	$221,403,601
Value - Non-controlled affiliates (Note 4c)	3,865,586
Total value of investments	225,269,187
Cash	3,650
Receivables:
Investment securities sold	687,421
Dividends and interest	3,667,199
Note issuance costs (Note 3)	65,543
Total assets	229,693,000
Liabilities:
Payables:
Investment securities purchased	1,000,000
Management fees	139,568
Distributions to shareholders	992,710
Accrued interest (Note 3)	9,567
Senior fixed rate Notes (Note 3)	60,000,000
Accrued expenses and other liabilities	62,260
Total liabilities	62,204,105
Net assets, at value	$167,488,895
Net assets consist of:
Paid-in capital	$172,984,952
Distributions in excess of net investment income	(451,023)
Net unrealized appreciation (depreciation)	6,296,038
Accumulated net realized gain (loss)	(11,341,072)
Net assets, at value	$167,488,895
Shares outstanding	25,131,894
Net asset value per share	$6.66

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 17

FRANKLIN UNIVERSAL TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended February 29, 2016 (unaudited)

Investment income:
Dividends	$1,559,953
Interest	5,651,373
Total investment income	7,211,326
Expenses:
Management fees (Note 4a)	867,287
Interest expense (Note 3)	856,217
Transfer agent fees	41,547
Custodian fees (Note 5)	1,130
Reports to shareholders	17,541
Professional fees	28,333
Trustees’ fees and expenses	7,562
Amortization of Notes issuance costs (Note 3)	12,592
Other	30,799
Total expenses	1,863,008
Expense reductions (Note 5)	(7)
Expenses waived/paid by affiliates (Note 4c)	(3,036)
Net expenses	1,859,965
Net investment income	5,351,361
Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(2,096,765)
Net change in unrealized appreciation (depreciation) on investments	(8,556,059)
Net realized and unrealized gain (loss)	(10,652,824)
Net increase (decrease) in net assets resulting from operations	$(5,301,463)

18 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN UNIVERSAL TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended
	February 29, 2016	Year Ended
	(unaudited)	August 31, 2015
Increase (decrease) in net assets:
Operations:
Net investment income	$5,351,361	$11,191,223
Net realized gain (loss)	(2,096,765)	1,142,567
Net change in unrealized appreciation (depreciation)	(8,556,059)	(31,349,005)
Net increase (decrease) in net assets resulting from operations	(5,301,463)	(19,015,215)
Distributions to shareholders from net investment income	(5,956,259)	(11,912,519)
Net increase (decrease) in net assets	(11,257,722)	(30,927,734)
Net assets:
Beginning of period	178,746,617	209,674,351
End of period	$167,488,895	$178,746,617
Undistributed net investment income (distributions in excess of net investment income)
included in net assets:
End of period	$(451,023)	$153,875

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 19

FRANKLIN UNIVERSAL TRUST
FINANCIAL STATEMENTS

Statement of Cash Flows
for the six months ended February 29, 2016 (unaudited)

Cash flow from operating activities:
Dividends, interest and other income received	$7,441,760
Operating expenses paid	(971,550)
Interest expense paid	(861,000)
Purchases of long-term investments	(19,685,953)
Sales and maturities of long-term investments	21,943,533
Net purchases of short-term investments	(1,906,881)
Cash provided - operating activities	5,959,909
Cash flow used from financing activities - distributions to shareholders	(5,956,259)
Net increase (decrease) in cash	3,650
Cash at beginning of period	—
Cash at end of period	$3,650

Reconciliation of Net Increase (Decrease) in Net Assets resulting from Operating Activities to
Net Cash Provided by Operating Activities
for the six months ended February 29, 2016 (unaudited)

Net increase (decrease) in net assets resulting from operating activities	$(5,301,463)
Adjustments to reconcile net increase (decrease) in net assets resulting from operating activities to net cash provided by operating activities:
Amortization of Notes issuance costs	12,592
Net amortization income	56,475
Other investment transactions	7,118
Decrease in dividends and interest receivable	166,841
Increase in payables to affiliates, accrued expenses, and other liabilities	19,606
Decrease in cost of investments	2,442,681
Decrease in unrealized appreciation on investments	8,556,059
Net cash provided by operating activities	$5,959,909

20 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN UNIVERSAL TRUST

Notes to Financial Statements (unaudited)

1. Organization And Significant Accounting Policies

Franklin Universal Trust (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as a closed-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP).

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Senior fixed rate notes are carried at cost. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question

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FRANKLIN UNIVERSAL TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization And Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Securities Purchased on a When-Issued Basis

The Fund purchases securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

c. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of February 29, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is

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FRANKLIN UNIVERSAL TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. Shares Of Beneficial Interest

At February 29, 2016, there were an unlimited number of shares authorized ($0.01 par value). During the periods ended Febru-ary 29, 2016 and August 31, 2015, there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

Under the Board approved open-market share repurchase program, the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. During the periods ended February 29, 2016 and August 31, 2015, there were no shares repurchased.

3. Senior Fixed Rate Notes

On August 28, 2013, the Fund issued $60 million principal amount of a new class of five-year senior fixed rate notes (Notes). The Notes bear interest, payable semi-annually, at a rate of 2.87% per year, to maturity on August 28, 2018. The Notes are general unsecured obligations of the Fund and rank senior to trust shares and all existing or future unsecured indebtedness of the Fund. For the period ended February 29, 2016, total interest paid by the Fund on the Notes was $861,000. The Fund is required to maintain on a monthly basis a specified discounted asset value for its portfolio in compliance with guidelines established in the Notes Agreement, and is required under the 1940 Act to maintain asset coverage for the Notes of at least 300%. The Fund has met these requirements during the period ended February 29, 2016. The issuance costs of $126,916 incurred by the Fund are deferred and amortized on an interest method basis over the term of the Notes. For the period ended February 29, 2016, the Fund amortized $12,592 of Notes issuance costs. Subject to certain restrictions and make whole premiums, the Fund may prepay the Notes at any time. At February 29, 2016, if the Notes were fully prepaid, the make whole premium related to the current balance of the Notes would have been approximately $2,203,000.

The Fund employs an income-based approach to determine the fair value of the Notes, which uses the Notes’ current credit rating, remaining time to maturity, stated coupon rates, the current yield of a comparable asset, and a liquidity premium. At February 29, 2016, the estimated fair value of the Notes was approximately $61,355,000. The inputs used in determining the fair value of the Notes represent Level 3 in the fair value hierarchy. See Note 9 regarding fair value measurements for additional information about fair value hierarchy and Level 3 inputs.

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Semiannual Report 23

FRANKLIN UNIVERSAL TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

4. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager

a. Management Fees

The Fund pays an investment management fee to Advisers of 0.75% per year of the average weekly managed assets. Managed assets are defined as the Fund’s gross asset value minus the sum of accrued liabilities, other than the principal amount of the Notes.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Investments in Affiliated Management Investment Companies

The Fund invests in an affiliated management investment company for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment company, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to September 1, 2013, the waiver was accounted for as a reduction to management fees.

% of Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares Held	Value			Outstanding
	at Beginning	Gross	Gross	at End	at End	Investment	Realized	Held at End
	of Period	Additions	Reductions	of Period	of Period	Income	Gain (Loss)	of Period
Non-Controlled Affiliates
Institutional Fiduciary Trust
Money Market Portfolio	1,958,705	21,698,997	(19,792,116)	3,865,586	$3,865,586	$ —	$ —	0.02%

5. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended February 29, 2016, the custodian fees were reduced as noted in the Statement of Operations.

6. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At August 31, 2015, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2017	$161,295
2018	9,083,012
Total capital loss carryforwards	$9,244,307

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FRANKLIN UNIVERSAL TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

At February 29, 2016, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$219,355,515
Unrealized appreciation	$41,602,704
Unrealized depreciation	(35,689,032)
Net unrealized appreciation (depreciation)	$5,913,672

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities and bond discounts and premiums.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended February 29, 2016, aggregated $20,597,161 and $22,436,454, respectively.

8. Credit Risk and Defaulted Securities

At February 29, 2016, the Fund had 60.79% of its portfolio invested in high yield securities, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At February 29, 2016, the aggregate value of these securities was $240,980, representing 0.11% of the Fund’s portfolio. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Statement of Investments.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepay- ment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of finan- cial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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Semiannual Report 25

FRANKLIN UNIVERSAL TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

9. Fair Value Measurements (continued)

A summary of inputs used as of February 29, 2016, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments:[a]
Transportation	$—	$259,200	$—	$259,200
Other Equity Investments[b]	80,834,871	—	—	80,834,871
Corporate Bonds	—	139,485,961	90,000	139,575,961
Senior Floating Rate Interests	—	733,569	—	733,569
Escrows and Litigation Trusts	—	—	—[c]	—
Short Term Investments	3,865,586	—	—	3,865,586
Total Investments in Securities	$84,700,457	$140,478,730	$90,000	$225,269,187

a Includes common and convertible preferred stocks.
b For detailed categories, see the accompanying Statement of Investments.
c Includes security determined to have no value at February 29, 2016.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

10. New Accounting Pronouncements

In April 2015, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2015-03, Interest –Imputation of Interest (Subtopic 835-30), Simplifying the Presentation of Debt Issuance Costs. The ASU changes the presentation of debt issuance costs in the Statement of Assets and Liabilities from presenting it as a deferred charge asset to a direct deduction from the carrying amount of the debt liability. The ASU is effective for annual reporting periods beginning after December 15, 2015 and interim periods within those fiscal years. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Selected Portfolio
ADR	American Depositary Receipt
FRN	Floating Rate Note
PIK	Payment-In-Kind

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FRANKLIN UNIVERSAL TRUST

Annual Meeting of Shareholders

March 18, 2016

An annual shareholders’ meeting of Franklin Universal Trust (Fund) was held on March 18, 2016. At the meeting, the holders of 21,099,305 shares of the Fund’s common stock were represented in person or by proxy, constituting a quorum. The following persons were elected by the shareholders to serve as Trustees of the Fund.

The results of the voting at the meeting are as follows:
	Shares	% of	Shares	% of
Nominees	For	Voted	Withheld	Voted
Harris J. Ashton	19,849,047	94.07%	1,250,258	5.93%
Mary C. Choksi	19,932,973	94.47%	1,166,332	5.53%
Edith E. Holiday	19,945,238	94.53%	1,154,067	5.47%
Gregory E. Johnson	19,915,756	94.39%	1,183,549	5.61%
Rupert H. Johnson, Jr.	19,881,411	94.23%	1,217,894	5.77%
J. Michael Luttig	19,929,974	94.46%	1,169,331	5.54%
Frank A. Olson	19,860,124	93.83%	1,239,181	6.17%
Larry D. Thompson	19,873,201	94.19%	1,226,104	5.81%
John B. Wilson	19,914,364	94.38%	1,184,941	5.62%

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FRANKLIN UNIVERSAL TRUST

Dividend Reinvestment and Cash Purchase Plan

The Fund’s Dividend Reinvestment and Cash Purchase Plan (Plan) offers you a prompt and simple way to reinvest dividends and capital gain distributions in shares of the Fund. The Plan also allows you to purchase additional shares of the Fund by making voluntary cash payments. American Stock Transfer & Trust Company, LLC (Plan Agent), P.O. Box 922, Wall Street Station, New York, NY 10269-0560, acts as your Plan Agent in administering the Plan.

You are automatically enrolled in the Plan unless you elect to receive dividends or distributions in cash. If you own shares in your own name, you should notify the Plan Agent, in writing, if you wish to receive dividends or distributions in cash.

If the Fund declares a dividend or capital gain distribution payable either in cash or in stock of the Fund and the market price of shares on the valuation date equals or exceeds the net asset value, the Fund will issue new shares to you at the higher of net asset value or 95% of the then current market price. Whenever the Fund declares a distribution from capital gains or an income dividend payable in either cash or shares, if the net asset value per share of the Fund’s common stock exceeds the market price per share on the valuation date, the Plan Agent shall apply the amount of such dividend or distribution payable to participants to the purchase of shares (less their pro rata share of brokerage commissions incurred with respect to open market purchases in connection with the reinvestment of such dividend or distribution). If the price exceeds the net asset value before the Plan Agent has completed its purchases, the average purchase price may exceed the net asset value, resulting in fewer shares being acquired than if the Fund had issued new shares. All reinvestments are in full and fractional shares, carried to three decimal places. The Fund will not issue shares under the Plan at a price below net asset value.

The Plan permits you on a voluntary basis to submit in cash payments of not less than $100 each up to a total of $5,000 per month to purchase additional shares of the Fund. It is entirely up to you whether you wish to buy additional shares with voluntary cash payments, and you do not have to send in the same amount each time if you do. These payments should be made by check or money order payable to American Stock Transfer & Trust Company, LLC and sent to American Stock Transfer & Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560, Attn: Franklin Universal Trust.

Your cash payment will be aggregated with the payments of other participants and invested on your behalf by the Plan Agent in shares of the Fund that are purchased in the open market.

The Plan Agent will invest cash payments on approximately the 5th of each month in which no dividend or distribution is payable and, during each month in which a dividend or distribution is payable, will invest cash payments beginning on the dividend payment date. Under no circumstances will interest be paid on your funds held by the Plan Agent. Accordingly, you should send any voluntary cash payments you wish to make shortly before an investment date but in sufficient time to ensure that your payment will reach the Plan Agent not less than two business days before an investment date. Payments received less than two business days before an investment date will be invested during the next month or, if there are more than 30 days until the next investment date, will be returned to you. You may obtain a refund of any cash payment by written notice, if the Plan Agent receives the written notice not less than 48 hours before an investment date.

There is no direct charge to participants for reinvesting dividends and capital gain distributions, since the Plan Agent’s fees are paid by the Fund. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. The Plan Agent will deduct a $5.00 service fee from each of your voluntary cash payments.

The automatic reinvestment of dividends and capital gain distributions does not relieve you of any taxes which may be payable on dividends or distributions. In connection with the reinvestment of dividends and capital gain distributions, if the Fund issues new shares, shareholders receiving such shares generally will be treated as having a distribution equal to the market value of the shares received, and if shares are purchased on the open market, shareholders generally will be treated as having received a distribution equal to the cash distribution that would have been paid.

The Fund does not issue new shares in connection with voluntary cash payments. All investments are in full and fractional shares, carried to three decimal places. If the market price exceeds the net asset value at the time the Plan Agent purchases the additional shares, you will receive shares at a price greater than the net asset value.

You will receive a monthly account statement from the Plan Agent showing total dividends and capital gain distributions, date of investment, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. You are entitled to vote all shares of record, including shares purchased for you by the Plan Agent, and, if you vote by proxy, your proxy will include all such shares.

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FRANKLIN UNIVERSAL TRUST

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

As long as you participate in the Plan, the Plan Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you.

You may withdraw from the Plan without penalty at any time by notifying the Plan Agent, in writing, at the address above. If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares. The Plan Agent will convert any fractional shares you hold at the time of your withdrawal to cash at current market price and send you a check for the proceeds.

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to the Plan Agent at the address noted above. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to determine if your nominee will participate in the Plan on your behalf.

The Fund or the Plan Agent may amend or terminate the Plan. You will receive written notice at least 90 days before the effective date of termination or of any amendment. In the case of termination, you will receive written notice at least 90 days before the record date of any dividend or capital gain distribution by the Fund.

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FRANKLIN UNIVERSAL TRUST

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 23, 2016, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Franklin Universal Trust (Fund). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports on the Fund, information on its share price discount to net asset value, and other related financial information, as well as periodic reports on expenses, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report prepared by Broadridge Financial Services, Inc. (Broadridge), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Broadridge report, which utilizes data from Lipper, Inc. (Lipper), compared the Fund’s investment performance and expenses with those of other funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the FTI organization, as well as a memorandum relating to economies of scale. The Board also received a report on all marketing support payments made by FTI to financial intermediaries during the past year, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to fund distribution and subaccounting fees.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. Favorable consideration was given to management’s efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Additionally, the Board noted the Manager’s continued attention to pricing and valuation issues, particularly with respect to complex securities. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm that also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of the level of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. Particular attention was given to management’s conservative approach and diligent risk management procedures, including steps taken by FTI to enhance analytical support to the investment management groups and provide additional oversight of liquidity risk and complex securities. The Board also took into account, among other things, the strong financial position of the Manager’s parent company and its commitment to the fund business as evidenced by its continued introduction of new funds and reassessment of fund offerings in response to the market environment.

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FRANKLIN UNIVERSAL TRUST

SHAREHOLDER INFORMATION

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. Consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, as well as the Broadridge report furnished for the agreement renewal. The Broadridge report prepared for the Fund showed its investment performance in comparison with a performance universe consisting of the Fund and all leveraged closed-end high yield funds as selected by Lipper during 2015, as well as the previous 10 years ended December 31, 2015. Such report considered both income return and total return on a net asset value basis without regard to market discounts or premiums to accurately reflect investment performance. The Broadridge report showed the Fund’s income return to be in the lowest performing quintile of such performance universe for the one-year period and on an annualized basis to also be in the lowest performing quintile for the previous three-, five, and 10-year periods. The Broadridge report showed the Fund’s total return to be in the lowest performing quintile of its performance universe in 2015, and on an annualized basis to be in the middle performing quintile of such universe for the previous three- and five-year periods, and in the second-highest performing quintile of such universe for the previous 10-year period. The Board noted that the Fund’s mandate to invest between 20 and 30 percent of its assets in utilities stocks differed from the Lipper performance universe, which included pure high yield funds, and that its performance within such universe during certain periods reflected such difference. While not satisfied, the Board found the Fund’s overall comparative performance to be acceptable and in keeping with its investment objective of high, current income consistent with preservation of capital. In doing so, the Board noted, as shown in the Broadridge report, that the Fund’s income return in 2015 and each of the previous annualized three-, five- and 10-year periods, while below the median, exceeded 6%. Its total return was below the median in 2015 and for the previous three- and five-year annualized periods, but exceeded the median for the 10-year annualized period.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fee and total expense ratio of the Fund compared with a Lipper expense group consisting of the Fund and 12 other high yield funds as selected by Lipper. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the contractual investment management fee rate that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis considers administrative fees to be part of investment management fees. The Broadridge report showed the Fund’s contractual management fee rate to be below the median of its Lipper expense group and its actual total expense ratio to be approximately 13 basis points above the median of such group. The Board believed the investment management fee and actual total expense ratio of the Fund, as shown in the Broadridge report, to be acceptable, and noted that the Broadridge report showed the Fund’s total expense ratio excluding investment-related expenses and taxes to be the third lowest in the Lipper expense group.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. Fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2015, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each

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Semiannual Report 31

FRANKLIN UNIVERSAL TRUST
SHAREHOLDER INFORMATION

Board Review of Investment Management Agreement (continued)

Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from personnel and systems enhancements necessitated by fund growth, increased leverage with service providers and counterparties, allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether the Manager realizes economies of scale as the Fund grows larger and the extent to which any such benefit is shared with the Fund and its shareholders. The Board believed that a Manager’s ability to realize economies of scale and the sharing of such benefit is a more relevant consideration in the case of an open-end fund whose size increases as a result of the continuous sale of its shares. A closed-end investment company such as the Fund does not continuously offer shares, and growth following its initial public offering will primarily result from market appreciation, which benefits its shareholders. While believing economies of scale to be less of a factor in the context of a closed-end fund, the Board believes at some point an increase in size may lead to economies of scale that should be shared with the Fund and its shareholders and intends to monitor future growth of the Fund accordingly.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The files form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.       N/A

Item 5. Audit Committee of Listed Registrants.

Members of the Audit Committee are: Mary C. Choksi, J. Michael Luttig, Larry D. Thompson and John B. Wilson.

Item 6. Schedule of Investments.          N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's investment manager, Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the best interests of the Fund and its shareholders.

To assist it in analyzing proxies of equity securities, the investment manager subscribes to Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, vote execution services,  ballot reconciliation services, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, the investment manager has a supplemental subscription to Egan-Jones Proxy Services (Egan-Jones), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although  analyses provided by ISS, Glass Lewis, Egan-Jones, and/or another independent third party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from a Proxy Service or any third party to be determinative of the investment manager's ultimate decision.  Rather, the investment manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the best interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service; or send the proxy directly to the Fund's board or a committee of the board with the investment manager's recommendation regarding the vote for approval.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from a Proxy Service relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund's board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d) (1) (E), (F), or (G) of the 1940 Act, the rules thereunder, or pursuant to a SEC exemptive order thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the underlying fund’s shares.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company's management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Engagement with issuers. The investment manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The investment manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The investment manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.

Investment manager’s proxy voting policies and principles The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by-case basis.

Board of directors.  The investment manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager supports boards with strong risk management oversight. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the investment manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.

Ratification of auditors of portfolio companies. The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence. The investment manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management and director compensation. A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10 or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-takeover mechanisms and related issues. The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting. The investment manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to capital structure. The investment manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and social issues. The investment manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes the investment manager’s approach to consideration of environmental, social and governance issues within the investment manager’s processes and ownership practices.

In the investment manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the investment manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the investment manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues. The investment manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

The investment manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the investment manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.

Governance matters. The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

Proxy access. In cases where the investment manager is satisfied with company performance and the responsiveness of management, it will generally vote against shareholder proxy access proposals not supported by management. In other instances, the investment manager will consider such proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the intentions of the shareholder proponent, and shareholder base.

Global corporate governance. Many of the tenets discussed above are applied to the investment manager's proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the investment manager held shares on the record date but has sold them prior to the meeting date; (vi) a proxy voting service is not offered by the custodian in the market; (vii) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

In some foreign jurisdictions, even if the investment manager uses reasonable efforts to vote a proxy on behalf of the Fund, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the investment manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the investment manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the investment manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Procedures for meetings involving fixed income securities. From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the investment manager for each Fund involved. If the Proxy Group does not receive voting instructions from the investment manager, the Proxy Group will take no action on the event. The investment manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”

The Proxy Group will monitor such meetings involving fixed income securities for conflicts of interest in accordance with these procedures for fixed income securities. If a fixed income issuer is flagged as a potential conflict of interest, the investment manager may nonetheless vote as it deems in the best interests of the Fund.  The investment manager will report such decisions on an annual basis to the Fund board as may be required.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954)527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.   N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN UNIVERSAL TRUST

By /s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  April 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  April 26, 2016

By /s/Gaston Gardey

      Gaston Gardey

      Chief Financial Officer and Chief Accounting Officer

Date  April 26, 2016